SELIGMAN
                                  ============
                                     SELECT
                                  ============
                                    MUNICIPAL
                                   FUND, INC.

                                     [PHOTO]

                                       JWS

                                  Annual Report
                                December 31, 1998

================================================================================

To the Stockholders

     Seligman Select Municipal Fund had another strong year as the US economic expansion continued, providing an environment that allowed the nation's states, cities, and municipalities to overwhelmingly improve their financial conditions. For the fifth year in a row, credit-rating upgrades in the municipal bond market outnumbered downgrades, a trend that is expected to continue in 1999.

     Throughout the year, US unemployment was down and consumer spending up, all in a low-inflation environment. However, financial uncertainty elsewhere in the world prompted the Federal Reserve Board to ease monetary policy through a series of rate cuts. These moves, in addition to the increasing demand and the falling supply of US government bonds, pushed US Treasury yields to 30-year lows.

     In the midst of this, yields on municipal bonds remained relatively stable, making these securities increasingly attractive compared to Treasury bonds. Long-term municipal yields fluctuated in a narrow trading range throughout the period, and by year-end yields had declined only modestly from year-ago levels. At one point during the year, long-term municipal yields actually exceeded yields available on long-term Treasury bonds, even though municipal bonds enjoy tax-exempt status. Municipal bonds have not been this attractive, relative to Treasury bonds, since 1986, when tax reform was a major political issue.

     We anticipate that the municipal bond market will remain stable going into 1999. The economy appears to be slowing from its robust pace, which should keep interest rates near current levels and inflation low. In such a supportive environment, municipal new-issue supply is likely to be high, as it was in 1998.

     Seligman continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer problem. We are confident that there will be no disruption in the investment and shareholder services provided by your Fund as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Fund.

     Thank you for your continued support of Seligman Select Municipal Fund in 1998. We look forward to serving your investment needs in 1999. A discussion with your Portfolio Manager, the Fund's portfolio of investments, and financial statements follow this letter.

By order of the Board of Directors,


/s/ William Morris
    William C. Morris
    Chairman






               /s/ Thomas G. Moles
                   Thomas G. Moles
                   President


January 29, 1999

================================================================================

Interview With Your Portfolio Manager, Thomas G. Moles

What economic and market factors affected Seligman Select Municipal Fund over the past year?

[PHOTO]

Seligman Municipals Team: (from left) Audrey Kuchtyak, Theresa Barion, Debra McGuinness, (seated) Eileen Comerford, Thomas G. Moles (Portfolio Manager)

     The US economic expansion has lasted for eight consecutive years, and while the pace of growth has been slowing, the economy remains strong. During this unprecedented period of prosperity, the nation's states, cities, and municipalities have overwhelmingly improved their financial conditions. For the fifth year in a row, credit rating upgrades outnumbered downgrades. This positive trend is expected to continue into 1999.

     The lower interest-rate environment led to a surge in municipal bond issuance in 1998. New issue volume totaled $284 billion, an increase of 29% over the previous year, and just below the $292 billion record set in 1993. The majority (51%) of municipal bonds issued were insured, reducing the supply of lower-rated, higher-yielding bonds at a time when demand for yield paper was strong. This contributed to the continuation of narrow yield spreads between higher- and lower-quality bonds. Going forward, the percentage of bonds issued as insured is likely to decline. The bond insurance industry has been under criticism for relaxing its underwriting standards. In response, the bond rating agencies are expected to impose stricter criteria on bond insurers before bonds being issued are assigned triple "A" ratings. At Seligman, we have always viewed municipal bond insurance as an enhancement, and it has been our policy not to purchase any insured municipal bond unless we approve the underlying credit.

     The municipal market was relatively stable during 1998, in contrast to the volatile equity and government markets. Long-term municipal yields fluctuated in a narrow trading range throughout the period, and by year-end, yields had declined only modestly from year-ago levels. The US Treasury market, on the other hand, experienced considerable volatility as investors sought the safety and stability of US government bonds during periods of equity market turmoil. As long-term Treasury yields declined and municipal yields remained stable, municipal bonds became an increasingly attractive investment compared to Treasury bonds. At one point during the year, long-term municipal yields actually exceeded yields available on long-term Treasury bonds, even though municipal bonds enjoy tax-exempt status. Municipal bonds have not been this attractive, relative to Treasury bonds, since 1986, when tax reform was a major political issue.

What was your investment strategy?

     The relative lack of volatility in the municipal market limited opportunities to enhance total return performance through trading activity. Therefore, we emphasized improving the relative value of the Portfolio. Through in-depth credit analysis and market research, we have been able to identify municipal credits that have been undervalued or overvalued by the market and have successfully used this information in our security selection process.

================================================================================

Interview With Your Portfolio Manager, Thomas G. Moles

     Maintaining Seligman Select Municipal Fund's attractive dividend distribution has always been a primary focus. To that end, we have worked toward improving the call protection of the Fund. Most of the Fund's higher-coupon bonds were purchased when interest rates were much higher than today. Over the past several years, these bonds have been approaching their optional call dates. (A callable bond can be redeemed by the issuer prior to maturity on predetermined dates and at specified prices.) Given the declining interest-rate environment, our strategy has been to selectively sell shorter-call bonds prior to their call date and reinvest the proceeds, rather than wait and risk a further decline in yields. Further, we elected to retain a significant percentage of higher-coupon bonds with longer call dates to help minimize the loss of income from the sale of short-call bonds. However, by employing this strategy, we did sacrifice some capital appreciation potential. In general, when interest rates decline, higher-coupon bonds do not appreciate in price to the extent of lower-coupon bonds. The opposite occurs during periods of rising interest rates.

     The Seligman Municipal Team is proud to have been able to provide our stockholders with consistent monthly dividends since the Fund's inception in 1990. However, as a result of an increase in bond calls, active portfolio management, and the lower level of interest rates, Seligman Select Municipal Fund's dividend distribution has been reduced to reflect these realities. The unique structure of leveraged closed-end municipal bond funds, however, still enables the Fund to pay an attractive yield.

What is your outlook?

     We anticipate a stable municipal bond market going forward. The economy appears to be slowing from its robust pace, which should keep interest rates near current levels and prevent inflation from accelerating. Such an environment will likely allow new issue supply to remain high. We have reduced the Fund's bond call exposure, which should help to stabilize its dividend in the year ahead.

     A major challenge facing the municipal market is the Y2K issue. Among individual states, cities, and municipalities, the level of readiness varies widely. Preparing for the new millennium is an expensive and time-consuming project, stretching the resources of governments, businesses, and individuals. Last year, the Securities and Exchange Commission issued disclosure guidelines requiring municipalities to inform investors about material Y2K concerns. As Fund manager, we endeavor to ascertain how any material event will impact the financial well-being of the Fund's holdings. This includes determining, to the extent possible, municipal issuers' degree of preparedness for Y2K. Given the complexity of the Y2K problem, there are bound to be disruptions. However, major studies indicate that while the Y2K problem is serious, it is ultimately manageable.

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Investment Results Per Common Share

--------------------------------------------------------------------------------
TOTAL RETURNS*
For Periods Ended December 31, 1998


                                                       Average Annual
                                             ----------------------------------

                                                                        Since
                                  Three        One          Five      Inception
                                 Months       Year          Years      2/15/90
                                 ------       ----          -----      -------
         Market Price**           3.94%       (3.28)%       7.05%       8.11%
         Net Asset Value**        0.29         6.98         6.36        8.73


PRICE PER SHARE

                                  December 31,    September 30,    June 30,      March 31,    December 31,
                                      1998            1998           1998          1998           1997
                                   -----------     -----------    -----------   -----------    -----------
         Market Price                $12.5625        $12.375        $12.4375      $12.1875       $13.9375
         Net Asset Value              12.29           12.55          12.31         12.26          12.33

DIVIDEND AND CAPITAL GAIN INFORMATION
For the Year Ended December 31, 1998
                                                                Capital Gain
                                                      ---------------------------------------
                                      Dividends Paid+    Paid         Realized     Unrealized
                                      ------------      ------         -------      --------
                                         $0.768         $0.108         $0.108        $1.288++

ANNUAL DISTRIBUTION RATE

The annual distribution rate based on current market price at December 31, 1998, was 6.11%, which is equivalent to a taxable yield of 9.93% based on the maximum federal tax rate of 39.6%.

                                   ----------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

*    Returns for periods of less than one year are not annualized.

** These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

+ Preferred Stockholders were paid dividends at annual rates ranging from 3.40% to 4.00%. Earnings on the Fund's assets in excess of the Preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders is taxable as ordinary income.

++ Represents the per share amount of unrealized appreciation of portfolio securities as of December 31, 1998.

--------------------------------------------------------------------------------

================================================================================

Portfolio of Investments                                       December 31, 1998

------------------------------------------------------------------------------------------------------------------------------
                           Face                                                                 Ratings+
State                     Amount                     Municipal Bonds                           Moody's/S&P        Market Value
------------------------------------------------------------------------------------------------------------------------------
Alabama-- 2.1%         $ 5,000,000      McIntosh Industrial Development Board,
                                          Environmental Facilities Rev. (CIBASpecialty
                                          Chemicals), 53/8% due 6/1/2028 .....................   A2/AA-            $ 5,087,300
Alaska-- 2.8%            6,240,000      Alaska Housing Finance Corp. (Collateralized
                                          Home Mortgage Rev.), 7.65% due 6/1/2024 ............  Aaa/AAA              6,649,157
California-- 11.5%       9,130,000      California Pollution Control Financing Authority
                                          Sewage and Solid Waste Disposal Facilities
                                          Rev. (Anheuser-Busch Project),
                                          53/4% due 12/1/2030* ...............................   A1/A+               9,637,537
                        10,000,000      San Francisco City and County Airports
                                          Commission Rev. (International Airport),
                                          6.30% due 5/1/2025* ................................  Aaa/AAA             10,983,000
                         6,000,000      San Joaquin Hills Transportation Corridor Agency
                                          Rev. (Orange County Senior Lien Toll Road ),
                                          63/4% due 1/1/2032 .................................  Aaa/AAA              6,797,460
Delaware-- 2.9%          6,500,000      Delaware Economic Development Authority
                                          Exempt Facilities Rev. (Delmarva Power and
                                          Light Co. Project), 7.60% due 3/1/2020* ............  Aaa/AAA              6,900,400
Florida-- 2.3%           1,895,000      Florida Housing Finance Agency (Home Ownership
                                          Rev.), 7.90% due 3/1/2022* .........................  Aaa/NR               2,006,502
                         3,425,000      Orange County Housing Finance Authority
                                          (Mortgage Rev.), 7.80% due 10/1/2022* ..............  Aaa/NR               3,566,898
Illinois-- 4.4%          5,000,000      Chicago GO's, 51/4% due 1/1/2028 .....................  Aaa/AAA              5,060,300
                         5,000,000      Chicago O'Hare International Airport International
                                          Terminal Special Rev., 75/8% due 1/1/2010* .........  Aaa/AAA              5,296,000
Indiana-- 2.2%           5,000,000      Indiana Employment Development Commission
                                          Environmental Rev. (Public Service Company of
                                          Indiana Inc.), 71/2% due 3/15/2015* ................  Aaa/AAA              5,308,350
Louisiana-- 4.8%         9,325,000      Louisiana Public Facilities Authority Hospital Rev.
                                          (Southern Baptist Hospitals, Inc. Project), 8%
                                          due 5/15/2012 ......................................   NR/AAA             11,519,359
Massachusetts -- 4.4%    5,500,000      Massachusetts Bay Transportation Authority General
                                          Transportation System Rev., 55/8% due 3/1/2026 .....  Aaa/AAA              6,070,405
                         4,175,000      Massachusetts Housing Finance Agency Rev.
                                          (Multi-Family Residential Development),
                                          7.65% due 2/1/2028* ................................  Aaa/AAA              4,311,814
Michigan-- 0.9%          2,000,000      Kalamazoo Hospital Finance Authority Rev.
                                          (Bronson Methodist Hospital), 51/2% due 5/15/2028 ..  Aaa/NR               2,089,340
Nevada-- 3.2%            7,000,000      Clark County Industrial Development Rev. (Nevada
                                          Power Company Project), 7.80% due 6/1/2020 .........  Aaa/AAA              7,505,750
New Jersey-- 8.3%        7,000,000      New Jersey Economic Development Authority
                                          Water Facilities Rev. (American Water Co. Inc.),
                                          53/8% due 5/1/2032* ................................  Aaa/AAA              7,187,880

----------
See footnotes on page 7.

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Portfolio of Investments (continued)

------------------------------------------------------------------------------------------------------------------------------
                           Face                                                                 Ratings+
State                     Amount                     Municipal Bonds                           Moody's/S&P        Market Value
-----------------------------------------------------------------------------------------------------------------------------
New Jersey (continued) $ 2,000,000      New Jersey Educational Facilities Authority Rev.
                                          (Princeton University), 6% due 7/1/2024 ............  Aaa/AAA            $ 2,208,200
                         7,140,000      New Jersey Health Care Facilities Financing Authority
                                          Rev. (Riverwood Center), 9.90% due 7/1/2021 ........  Aaa/AAA              8,422,915
                         1,810,000      New Jersey Housing & Mortgage Finance Agency
                                          (Home Buyer Rev.), 7.70% due 10/1/2029* ............  Aaa/AAA              1,872,173
New York-- 9.4%         10,000,000      New York State Energy Research & Development
                                          Authority Electric Facilities Rev. (Consolidated
                                          Edison Co. NY Inc. Project), 6.10% due 8/15/2020 ...  Aaa/AAA             11,062,000
                        10,000,000      New York State Thruway Authority General Rev.,
                                          6% due 1/1/2025 ....................................  Aaa/AAA             11,249,500
New York and             6,500,000      Port Authority of New York and New Jersey
  New Jersey-- 2.9%                       (JFK International Air Terminal LLC Project
                                          Rev.), 53/4% due 12/1/2022* ........................  Aaa/AAA              6,922,890
Ohio-- 4.8%              5,895,000      Cleveland Waterworks Improvement First
                                          Mortgage Rev., 53/4% due 1/1/2021 ..................  Aaa/AAA              6,604,935
                           105,000      Cleveland Waterworks Improvement First
                                          Mortgage Rev., 53/4% due 1/1/2021 ..................  Aaa/AAA                112,458
                         4,585,000      Ohio Housing Finance Agency (Single Family
                                          Mortgage Rev.), 7.65% due 3/1/2029* ................   NR/AAA             4,708,245
Pennsylvania-- 7.1%      2,500,000      Allegheny County Airport Rev. (Greater Pittsburgh
                                          International Airport), 6.80% due 1/1/2010* ........  Aaa/AAA             2,721,125
                         3,000,000      Lehigh County Industrial Development Authority
                                          Pollution Control Rev. (Pennsylvania Power &
                                          Light Company Project), 6.15% due 8/1/2029 .........  Aaa/AAA              3,355,530
                        10,000,000      Philadelphia Airport Rev., 6.10% due 6/15/2025* ......  Aaa/AAA
                                          10,867,100
South Carolina-- 2.1%    5,000,000      South Carolina Ports Authority Rev.,
                                          5.30% due 7/1/2026* ................................  Aaa/AAA              5,021,400
Tennessee-- 3.7%         8,000,000      Humphreys County Industrial Development Board
                                          Solid Waste Disposal Rev. (E.I. duPont de
                                          Nemours & Co. Project), 6.70% due 5/1/2024* ........  Aa3/AA-              8,916,720
Texas-- 5.7%             5,000,000      Lower Neches Valley Authority Industrial
                                          Development Corp. Sewer Facilities Rev. (Mobil
                                          Oil Refining Corp. Project), 6.40% due 3/1/2030* ...  Aa2/AA               5,443,650
                         7,500,000      Matagorda County Navigation District No. 1
                                          Pollution Control Rev. (Central Power and Light
                                          Co. Project), 61/8% due 5/1/2030* ..................  Aaa/AAA              8,198,925
Virginia-- 2.1%          5,000,000      Pocahontas Parkway Association Toll Road Rev.
                                          (Route 895 Connector), 51/2% due 8/15/2028 ......... Baa3/BBB-             4,992,400

----------
See footnotes on page 7.

================================================================================

                                                               December 31, 1998

------------------------------------------------------------------------------------------------------------------------------
                           Face                                                                 Ratings+
State                     Amount                     Municipal Bonds                           Moody's/S&P        Market Value
------------------------------------------------------------------------------------------------------------------------------
Washington-- 9.6%      $ 4,795,000      Chelan County Public Utility District No. 001
                                          (Chelan Hydro Consolidated System Rev.),
                                          61/4% due 7/1/2017* ................................  Aaa/AAA           $  5,279,487
                         5,000,000      Chelan County Public Utility District No. 001
                                          (Chelan Hydro Consolidated System Rev.),
                                          6.35% due 7/1/2028* ................................  Aaa/AAA              5,595,100
                        10,000,000      King County Sewer GOs, 61/8% due 1/1/2033 ............  Aaa/AAA             11,083,600
                         1,000,000      Spokane Regional Solid Waste Management System
                                          Rev., 73/4% due 1/1/2011* ..........................  Aaa/AAA              1,020,000
                                                                                                                  ------------
Total Municipal Bonds (Cost $214,537,124)-- 97.2% ......................................................           231,635,805
Variable Rate Demand Notes (Cost $2,500,000)-- 1.1% ....................................................             2,500,000
Other Assets Less Liabilities-- 1.7% ...................................................................             4,113,227
                                                                                                                  ------------
Net Investment Assets-- 100.0% .........................................................................          $238,249,032
                                                                                                                  ============


----------
+    Ratings have not been audited by Deloitte & Touche LLP.

* Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

================================================================================

Statement of Assets and Liabilities                            December 31, 1998

Assets:
Investments at value:
   Long-term holdings (cost $214,537,124)                                                          $231,635,805
   Short-term holdings (cost $2,500,000) ..........................................................   2,500,000      $  234,135,805
                                                                                                   ------------
Cash ..........................................................................................................              42,501
Interest receivable ...........................................................................................           4,289,460
Expenses prepaid to stockholder service agent .................................................................            128,811
Other .........................................................................................................              13,014
                                                                                                                      -------------
Total Assets ..................................................................................................         238,609,591
                                                                                                                      -------------
Liabilities:
Accrued expenses, taxes, and other ............................................................................             360,559
                                                                                                                      -------------
Net Investment Assets .........................................................................................         238,249,032
Preferred Stock ...............................................................................................          75,000,000
                                                                                                                      -------------
Net Assets for Common Stock ...................................................................................       $ 163,249,032
                                                                                                                      =============
Net Assets per Share of Common Stock (Market Value $12.5625) ..................................................       $       12.29
                                                                                                                      =============

Composition of Net Investment Assets:
Preferred  Stock  Series A, $.01 par  value,  liquidation  preference  and asset coverage per share--$100,000 and $317,665,  respectively;  shares authorized,
   issued and outstanding--375 ................................................................................       $  37,500,000
Preferred Stock Series B, $.01 par value, liquidation preference and asset coverage per share--$100,000 and $317,665, respectively; shares authorized, issued and
   outstanding--375 ...........................................................................................          37,500,000
Common Stock, $.01 par value: shares authorized--49,999,250; issued and
   outstanding--13,279,220 ....................................................................................             132,792
Additional paid-in capital ....................................................................................         146,076,048
Distributions in excess of net investment income ..............................................................             (58,489)
Net unrealized appreciation of investments ....................................................................          17,098,681
                                                                                                                      -------------
Net Investment Assets .........................................................................................       $ 238,249,032
                                                                                                                      =============

----------
See Notes to Financial Statements.

================================================================================

Statement of Operations                     For the Year Ended December 31, 1998

Investment Income:
Interest ...................................................................................................            $14,009,188

Expenses:
Management fee ....................................................................             $ 1,311,492
Stockholder account, transfer, and registrar services .............................                 224,180
Preferred stock remarketing fee ...................................................                 187,500
Auditing and legal fees ...........................................................                  71,893
Stockholder reports and communications ............................................                  60,225
Stockholders' meeting .............................................................                  41,308
Directors' fees and expenses ......................................................                  40,042
Custody and related services ......................................................                  36,939
Miscellaneous .....................................................................                 115,719
                                                                                                 -----------
Total Expenses .............................................................................................              2,089,298
                                                                                                                        -----------
Net Investment Income ......................................................................................              1,919,890*

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments ..................................................               1,430,172
Net change in unrealized appreciation of investments ..............................                 602,983
                                                                                                 -----------
Net Gain on Investments ....................................................................................              2,033,155
                                                                                                                        -----------
Increase in Net Investment Assets from Operations ..........................................................            $13,953,045
                                                                                                                        ===========

----------

* Net investment income available for Common Stock is $9,139,025, which is net of Preferred Stock dividends.

See Notes to Financial Statements.

================================================================================

Statement of Changes in Net Investment Assets

                                                                                                       Year Ended December 31,
                                                                                              --------------------------------------
                                                                                                  1998                     1997
                                                                                              -------------           --------------

Operations:
Net investment income ..............................................................          $  11,919,890           $  12,563,028
Net realized gain on investments ...................................................              1,430,172               2,042,013
Net change in unrealized appreciation of investments ...............................                602,983               3,727,924
                                                                                              -------------           -------------
Increase in Net Investment Assets from Operations ..................................             13,953,045              18,332,965
                                                                                              -------------           -------------
Distributions to Stockholders:
Net investment income:
   Preferred Stock, Series A (per share: $3,894.95 and $3,623.18) ..................             (1,460,606)             (1,358,693)
   Preferred Stock, Series B (per share: $3,520.69 and $3,605.33) ..................             (1,320,259)             (1,351,999)
   Common Stock (per share: $0.737 and $0.840) .....................................             (9,755,973)            (11,044,089)
                                                                                              -------------           -------------
   Total ...........................................................................            (12,536,838)            (13,754,781)
Dividends in excess of net investment income:
   Common Stock (per share: $0.031) ................................................               (416,270)                     --
Net realized gain on investments:
   Common Stock (per share: $0.108 and $0.181) .....................................             (1,431,625)             (2,386,003)
                                                                                              -------------           -------------
Decrease in Net Investment Assets from Distributions ...............................            (14,384,733)            (16,140,784)
                                                                                              -------------           -------------
Capital Share Transactions:
Value of shares of Common Stock issued for investment plan
   (64,241 and 76,238 shares) ......................................................                793,243                 940,671
Value of shares of Common Stock issued in payment of gain
   distribution (18,595 and 34,506 shares) .........................................                227,975                 452,784
Cost of shares purchased for investment plan (26,400 shares) .......................               (325,032)                     --
                                                                                              -------------           -------------
Increase in Net Investment Assets from
   Capital Share Transactions ......................................................                696,186               1,393,455
                                                                                              -------------           -------------
Increase in Net Investment Assets ..................................................                264,498               3,585,636
Net Investment Assets:
Beginning of year ..................................................................            237,984,534             234,398,898
                                                                                              -------------           -------------
End of Year (including distributions in excess of net investment income and undistributed net investment income of $(58,489)
   and $558,459, respectively) .....................................................          $ 238,249,032           $ 237,984,534
                                                                                              =============           =============

----------
See Notes to Financial Statements.

================================================================================

Notes to Financial Statements

1. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation-- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. Federal Taxes -- The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. Distributions to Stockholders -- Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

          The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1998, amounted to $39,438,468 and $41,009,054, respectively.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation of portfolio securities amounted to $17,098,681.

3. Dividend Investment Plan -- Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two separate asset maintenance tests after giving effect to such distributions.

     The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 1998, 26,400 shares purchased in the open market at a cost of $325,032, which represented a weighted average discount of 0.75% from the net asset value of those acquired shares. A total of 64,241 shares were issued to Plan participants during the period for proceeds of $793,243, a premium of 0.02% from the net asset value of those shares.

4. Capitalization -- The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock.

     The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000

================================================================================

Notes to Financial Statements

per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends.

     Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and typically are reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

     The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. Management Fee, Administrative Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund's average daily net assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $171,937 for stockholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1998, of $58,489 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

================================================================================

Financial Highlights

     The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

     "Total investment return" measures the Fund's performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares.

     The ratios of expenses and net investment income to average net assets and to average net assets for Common Stock, for the years presented, do not reflect the effect of dividends paid to Preferred Stockholders.



                                                                              Year Ended December 31,
                                                     ----------------------------------------------------------------------------
Per Share Operating Performance:                        1998           1997             1996           1995             1994
                                                     -----------     ----------     -------------   -------------   -------------
Net Asset Value, Beginning of Year ...............   $     12.33     $    12.16     $       12.51   $       11.54   $       13.14
                                                     -----------     ----------     -------------   -------------   -------------
Net investment income ............................          0.90           0.96              1.02            1.03            1.05
Net realized and unrealized investment gain (loss)          0.15           0.44             (0.29)           1.11           (1.61)
                                                     -----------     ----------     -------------   -------------   -------------
Increase (Decrease) from Investment
   Operations ....................................          1.05           1.40              0.73            2.14           (0.56)
Dividends paid from net investment income
   on Preferred Stock ............................         (0.21)         (0.21)            (0.20)          (0.23)          (0.17)
Dividends in excess of net investment income paid
   on Common Stock ...............................         (0.03)          --                --              --              --
Dividends paid from net investment income
   on Common Stock ...............................         (0.74)         (0.84)            (0.84)          (0.84)          (0.84)
Distribution from net realized gain ..............         (0.11)         (0.18)            (0.04)          (0.10)          (0.03)
                                                     -----------     ----------     -------------   -------------   -------------
Net Increase (Decrease) in Net Asset Value .......         (0.04)          0.17             (0.35)           0.97           (1.60)
                                                     -----------     ----------     -------------   -------------   -------------
Net Asset Value, End of Year .....................   $     12.29     $    12.33     $       12.16   $       12.51   $       11.54
                                                     ===========     ==========     =============   =============   =============
Market Value, End of Year ........................   $   12.5625     $  13.9375     $       12.50   $       12.50   $       10.50
                                                     ===========     ==========     =============   =============   =============
Total Investment Return:
Based upon market value ..........................         (3.28)%        20.97%             7.49%          28.58%         (13.05)%
Based upon net asset value .......................          6.98%         10.01%             4.48%          17.09%          (5.46)%
Ratios/Supplemental Data:
Expenses to average net investment assets ........          0.88%          0.90%             0.86%           0.91%           0.90%
Expenses to average net assets for Common Stock ..          1.28%          1.32%             1.27%           1.34%           1.32%
Net investment income to average net
   investment assets .............................          5.00%          5.35%             5.70%           5.74%           5.84%
Net investment income to average net assets for
   Common Stock ..................................          7.29%          7.87%             8.40%           8.45%           8.60%
Portfolio turnover ...............................         16.85%         27.83%            21.74%          13.37%          10.74%
Net Investment Assets, End of Year (000s omitted):
For Common Stock .................................   $   163,249     $  162,985     $     159,399   $     162,953   $     150,100
For Preferred Stock ..............................        75,000         75,000            75,000          75,000          75,000
                                                     -----------     ----------     -------------   -------------   -------------
Total Net Investment Assets ......................   $   238,249     $  237,985     $     234,399   $     237,953   $     225,100
                                                     ===========     ==========     =============   =============   =============


----------
See Notes to Financial Statements.

================================================================================

Report of Independent Auditors


The Board of Directors and Stockholders,
Seligman Select Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Select Municipal Fund, Inc. as of December 31, 1998, the related statements of operations for the year then ended and of changes in net investment assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Select Municipal Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
January 29, 1999

================================================================================

Dividend Investment Plan

     The Dividend Investment Plan (the "Plan") is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. ("Seligman Data"), P.O. Box 9759, Providence, RI02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such Stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

     Purchases will be made by the Fund from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder's account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended December 31, 1998, the Fund purchased 26,400 shares in the open market for dividend and gain investment purposes.

     Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee's name and

================================================================================

Dividend Investment Plan

held for the account of beneficial owners who are participating in such Plan by delivering shares on behalf of such holder to such nominee's account at Depository Trust Company ("DTC"). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

     A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder's name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

     Seligman Data will maintain all Common Stockholders' account in the Plan not held by DTC, and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder's proxy will include those shares purchased or received pursuant to the Plan.

     The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Stockholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

     The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 1998.

================================================================================

Year 2000

     As the millennium approaches, financial and business organizations, including Seligman Select Municipal Fund, Inc. (the "Fund"), and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other mutual funds and closed-end investment companies, the Fund relies upon service providers and their computer systems for its day-to-day operations. Many of the Fund's service providers in turn depend upon computer systems of their vendors. J. & W. Seligman & Co. Incorporated (the "Manager") and Seligman Data Corp. ("Seligman Data") have established a year 2000 project team. The team's purpose is to assess the state of readiness of the Manager and Seligman Data, and the Fund's other service providers and vendors. The team is comprised of several information technology and business professionals, as well as outside consultants. The Project Manager of the team reports directly to the Administrative Committee of the Manager. The Project Manager and other members of the team also report to the Fund's Board of Directors and its Audit Committee.

     The team has identified the service providers and vendors who furnish critical services or software systems to the Fund, including firms with which the Fund trades and firms responsible for stockholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Fund. The team will assess the feasibility of their year 2000 plans. The team has made progress on its year 2000 contingency plans -- recovery efforts the team will employ in the event that year 2000 issues adversely affect the Fund. The team anticipates finalizing these plans in the near future.

     The Fund anticipates the team will have implemented all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Fund believes that the critical systems on which it relies will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Fund's critical service providers are not successful in implementing their year 2000 plans, the Fund's operations may be adversely affected, including pricing and securities trading and settlement, and the provision of stockholder services.

     In addition, the Fund holds securities issued by governmental or quasi-governmental issuers, which, like other organizations, may be susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If the Fund holds these securities, its performance could be negatively affected. The Manager seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available.

     Seligman Data has informed the Fund that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Fund will not pay to remediate the systems of the Manager or bear directly the costs to remediate the systems of any other service providers or vendors, other than Seligman Data.

================================================================================

Board of Directors


John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow 2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees,
   St. George's School

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation
James C. Pitney 3, 4
Retired Partner,
   Pitney, Hardin, Kipp & Szuch, Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant,
   Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company

Director Emeritus
Fred E. Brown
Director and Consultant,
   J. & W. Seligman & Co. Incorporated


----------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

================================================================================

Executive Officers

William C. Morris                Audrey G. Kuchtyak             Thomas G. Rose
Chairman                         Vice President                 Treasurer

Thomas G. Moles                  Lawrence P. Vogel              Frank J. Nasta
President                        Vice President                 Secretary

Eileen A. Comerford
Vice President


--------------------------------------------------------------------------------

Manager                                   Independent Auditors           Important Telephone Numbers
J. & W. Seligman &Co. Incorporated        Deloitte & Touche LLP          (800) 874-1092   Stockholder Services
100 Park Avenue                                                          (212) 682-7600   Outside the United States
New York, NY 10017                        Stockholder Service Agent      (800) 622-4597   24-Hour Automated
                                          Seligman Data Corp.                             Telephone Access Service
General Counsel                           100 Park Avenue
Sullivan &Cromwell                        New York, NY 10017

                      Seligman Select Municipal Fund, Inc.

                                   Managed by

                                     [LOGO]

                             J. & W. SELIGMAN & CO.

                                  INCORPORATED

                        Investment Managers and Advisors

                                ESTABLISHED 1864

                       100 Park Avenue, New York, NY 10017


                     Photo: Courtesy Michigan Travel Bureau

                                                       CSEL2 12/98